EXHIBIT 10.1


                              AMENDED AND RESTATED
                         1993 EQUITY PARTICIPATION PLAN
                            of TRIARC COMPANIES, INC.
                         (as amended through 5/19/2005)


1.       Purpose

     The purpose of the Amended and Restated 1993 Equity Participation Plan (the "Plan") of Triarc Companies, Inc. (the "Company") is to promote the interests of the Company and its stockholders by (i) securing for the Company and its stockholders the benefits of the additional incentive inherent in the ownership of the capital stock of the Company (the "Capital Stock") by selected officers, directors ("Directors") and key employees of, and key consultants to, the Company and its subsidiaries who are important to the success and growth of the business of the Company and its subsidiaries and (ii) assisting the Company to secure and retain the services of such persons. The Plan provides for granting such persons (a) options ("Options") for the purchase of shares of Capital Stock (the "Shares"), (b) tandem stock appreciation rights ("SARs") and (c) Shares which are both restricted as to transferability and subject to a substantial risk of forfeiture ("Restricted Shares").

2.       Administration

     The Plan shall be administered by a Committee (the "Committee") consisting of two or more Directors appointed by the Board of Directors of the Company. Except as provided in Section 11 below, no member of the Committee shall be, or within one year before having become a member thereof shall have been granted or awarded pursuant to the Plan or any other plan of the Company or any of its subsidiaries or affiliates, Options, SARs or Restricted Shares of the Company or any of its subsidiaries or affiliates. The members of the Committee may be changed at any time and from time to time in the discretion of the Board of Directors of the Company. Subject to the limitations and conditions hereinafter set forth, the Committee shall have authority to grant Options hereunder, to determine the number of Shares for which each Option shall be granted and the Option price or prices, to determine any conditions pertaining to the exercise or to the vesting of each Option, to grant tandem SARs in connection with any Option either at the time of the Option grant or thereafter, to make awards of Restricted Shares, to determine the number of Restricted Shares to be granted, and to establish in its discretion the restrictions to which any such Restricted Shares shall be subject. The Committee shall have full power to construe and interpret the Plan and any Plan agreement executed pursuant to the Plan to establish and amend rules for its administration, and to establish in its discretion terms and conditions applicable to the exercise of Options and SARs and the grant of Restricted Shares. The determination of the Committee on all matters relating to the Plan or any Plan agreement shall be conclusive. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award hereunder.

3.       Shares Subject to the Plan

     The Shares to be transferred or sold pursuant to the grant of Restricted Shares or the exercise of Options or SARs granted under the Plan shall be authorized Shares, and may be issued Shares reacquired by the Company and held in its treasury or may be authorized but unissued Shares. Subject to the provisions of Section 19 hereof (relating to adjustments in the number and classes or series of Capital Stock to be delivered pursuant to the Plan), the maximum aggregate number of Shares to be granted as Restricted Shares or to be delivered on the exercise of Options shall be 10,000,000 shares of the Company's Class A Common Stock, par value $0.10 per share (the "Class A Common Stock"), and 20,000,000 shares of the Company's Class B Common Stock, par value $0.10 per share ("Class B Common Stock") (collectively "Common Stock").

     If an Option expires or terminates for any reason during the term of the Plan and prior to the exercise in full of such Option or the related SAR, if any, or if Restricted Shares are forfeited as provided in the grant of such Shares, the number of Shares previously subject to but not delivered under such Option, related SAR or grant of Restricted Shares shall be available for the grant of Options, SARs or Restricted Shares thereafter; provided, however, that the grantee (or the grantee's beneficiary) has not enjoyed any of the benefits of stock ownership (other than voting rights or dividends that are forfeited). An Option that terminates upon the exercise of a tandem SAR shall be deemed to have been exercised at the time of the exercise of such tandem SAR, and the Shares subject thereto shall not be available for further grants under the Plan.

4.       Eligibility

     Options, SARs or Restricted Shares may be granted from time to time to selected officers and key employees of, key consultants to, and, subject to the provisions of Section 2 hereof, Directors (including non-employee Directors) of the Company or any consolidated subsidiary, as defined in this Section 4. In addition, Options and SARs shall be granted automatically to non-employee Directors as provided in Section 11 hereof. From time to time, the Committee shall designate from such eligible officers, employees and consultants those who will be granted Options, SARs or Restricted Shares, and in connection therewith, the number of Shares to be covered by each grant of Options or Restricted Shares. Persons granted Options or SARs are referred to hereinafter as "optionees," and persons granted restricted Shares are referred to hereinafter as "grantees." Nothing in the Plan, or in any grant of Options, SARs or Restricted Shares pursuant to the Plan, shall confer on any person any right to continue in the employ of the Company or any of its subsidiaries, nor in any way interfere with the right of the Company or any of its subsidiaries to terminate the person's employment at any time.

     The term "subsidiary" shall mean, at the time of reference, any corporation organized or acquired (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations (including the Company) other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term "affiliate" shall mean any person or entity which, at the time of reference, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company. Notwithstanding any other provision of the Plan to the contrary, in no event may the aggregate number of shares of Class A Common Stock with respect to which Options and SARs are granted under the Plan to any individual exceed 5,000,000 during the term of the Plan.


                     PROVISIONS RELATING TO OPTIONS AND SARs
                     ---------------------------------------

5.       Character of Options

     Options granted hereunder shall not be incentive stock Options as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). Options granted hereunder shall be "non-qualified" stock options subject to the provisions of Section 83 of the Code.

     If an Option granted under the Plan (other than an Option granted pursuant to Section 11 of the Plan) is exercised by an optionee, then, at the discretion of the Committee, the optionee may receive a replacement or reload Option hereunder to purchase a number of Shares equal to the number of Shares utilized to pay the exercise price and/or withholding taxes on the Option exercise, with an exercise price equal to the "fair market value" (as defined in Section 7 of the Plan) of a Share on the date such replacement or reload Option is granted, and, unless the Committee determines otherwise, with all other terms and conditions (including the date or dates on which the Option shall become exercisable and the term of the Option) identical to the terms and conditions of the Option with respect to which the reload Option is granted. No replacement or reload Option shall be granted in respect of the exercise of any Option granted pursuant to Section 11 of the Plan.

6.       Stock Option Agreement

     Each Option granted under the Plan, whether or not accompanied by SARs, shall be evidenced by a written stock Option agreement, which shall be executed by the Company and by the person to whom the Option is granted. The agreement shall contain such terms and provisions, not inconsistent with the Plan, as shall be determined by the Committee.

7.       Option Exercise Price

     The price per Share to be paid by the optionee on the date an Option is exercised shall not be less than 50 percent of the fair market value of one Share on the date the Option is granted.

     For purposes of this Plan, the "fair market value" as of any date in respect of any Shares of Class A Common Stock shall mean either (i) the closing price per share of Class A Common Stock on such date or (ii) the average of the high and low sales prices of a share of Class A Common Stock on such date, as determined by the Committee in its sole discretion. The closing price on any such date shall be (a) as reported on the composite transactions tape for the principal exchange on which the Class A Common Stock is listed or admitted to trading (the "Composite Tape"), or if the Class A Common Stock is not reported on the Composite Tape or if the Composite Tape is not in use, the last reported sales price regular way on the principal national securities exchange on which the Class A Common Stock shall be listed or admitted to trading (which shall be the national securities exchange on which the greatest number of shares of Class A Common Stock has been traded during the 30 consecutive trading days commencing 45 trading days before such date), or, in either case, if there is no transaction on any such date, the average of the closing bid and asked prices regular way on such date, or (b) if the Class A Common Stock is not listed on any national securities exchange but is quoted in the Nasdaq National Market (the "Nasdaq") on a last sale basis, the average between the high bid price and low ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported. If on any such date the Class A Common Stock is not listed by or quoted on any such exchange or the Nasdaq, the fair market value of any Shares of Class A Common Stock on such date shall be determined by the Committee in its sole discretion.

     For purposes of this Plan, the "fair market value" as of any date in respect of any Shares of Class B Common Stock shall mean either (i) the closing price per share of Class B Common Stock on such date or (ii) the average of the high and low sales prices of a share of Class B Common Stock on such date, as determined by the Committee in its sole discretion. The closing price on any such date shall be (a) as reported on the composite transactions tape for the principal exchange on which the Class B Common Stock is listed or admitted to trading (the "Class B Composite Tape"), or if the Class B Common Stock is not reported on the Class B Composite Tape or if the Class B Composite Tape is not in use, the last reported sales price regular way on the principal national securities exchange on which the Class B Common Stock shall be listed or admitted to trading (which shall be the national securities exchange on which the greatest number of shares of Class B Common Stock has been traded during the 30 consecutive trading days commencing 45 trading days before such date), or, in either case, if there is no transaction on any such date, the average of the closing bid and asked prices regular way on such date, or (b) if the Class B Common Stock is not listed on any national securities exchange but is quoted in the Nasdaq on a last sale basis, the average between the high bid price and low ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported. If on any such date the Class B Common Stock is not listed by or quoted on any such exchange or the Nasdaq, the fair market value of any Shares of Class B Common Stock on such date shall be determined by the Committee in its sole discretion.

8.       Option Term

     The period after which Options granted under the Plan may not be exercised shall be determined by the Committee with respect to each Option granted, but may not exceed fifteen years from the date on which the Option is granted, subject to the third paragraph of Section 9 hereof.

9.       Exercise of Options

     The time or times at which or during which Options or SARs granted under the Plan may be exercised, and any conditions pertaining to such exercise or to the vesting in the optionee of the right to exercise Options or SARs, shall be determined by the Committee in its sole discretion. Subsequent to the grant of an Option which is not immediately exercisable in full, the Committee, at any time before complete termination of such Option, may accelerate or extend the time or times at which such Option and the related SAR, if any, may be exercised in whole or in part.

     Except as provided in this paragraph, no Option or SAR granted under the Plan shall be assignable or otherwise transferable by the optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution and an Option or SAR shall be exercisable during the optionee's lifetime only by the optionee. The Committee may in the applicable Option agreement or at any time thereafter in an amendment to an Option agreement provide that Options granted hereunder may be transferred with or without consideration by the Optionee, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, (i) pursuant to a domestic relations order or (ii) to one or more of:


               (x) the optionee's spouse, children or grandchildren (including adopted children, stepchildren and grandchildren) (collectively, the "Immediate Family");

               (y) a trust solely for the benefit of the optionee and/or his or her Immediate Family;

               (z) a partnership or limited liability company, the partners or members of which are limited to the optionee and his or her Immediate Family; or

               (aa) any other person or entity authorized by the Committee.

     (each transferee is hereinafter referred to as a "Permitted Transferee"); provided, however, that the optionee gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the optionee in writing that such a transfer would comply with the requirements of the Plan, any applicable Option agreement and any amendments thereto.

     The terms and conditions of any Option transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in an Option agreement or any amendment thereto to an optionee or grantee shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer any Options, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise any transferred Options unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such Option if the Committee determines that such a registration statement is necessary or appropriate; (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the optionee under the Plan or otherwise; and (d) the events of termination of employment by, or services to, the Company under clause (b) of the third paragraph of Section 9 and Section 11.1, as the case may be, hereof shall continue to be applied with respect to the original optionee, following which the Options shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in
Section 9 and Section 11.1, as the case may be.

     The unexercised portion of any Option or SAR granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:


     (a) the expiration of the period of time determined by the Committee upon the grant of such Option; provided that such period shall not exceed fifteen years from the date on which such Option was granted;

     (b) the termination of the optionee's employment by, or services to, the Company and its subsidiaries if such termination constitutes or is attributable to a breach by the optionee of an employment or consulting agreement with the Company or any of its subsidiaries, or if the optionee is discharged or if his or her services are terminated for cause; or

     (c) the expiration of such period of time or the occurrence of such event as the Committee in its discretion may provide upon the granting thereof.

     The Committee and the Board of Directors shall have the right to determine what constitutes cause for discharge or termination of services, whether the optionee has been discharged or his or her services terminated for cause and the date of such discharge or termination of services, and such determination of the Committee or the Board of Directors shall be final and conclusive.

     In the event of the death of an optionee, Options or SARs, if any, exercisable by the optionee at the time of his or her death may be exercised within one year thereafter by the person or persons to whom the optionee's rights under the Options or SARs, if any, shall pass by will or by the applicable law of descent and distribution. However, in no event may any Option or SAR be exercised by anyone after the earlier of (a) the final date upon which the optionee could have exercised it had the optionee continued in the employment of the Company or its subsidiaries to such date, or (b) one year after the optionee's death.

     An Option may be exercised only by a notice in writing complying in all respects with the applicable stock Option agreement. Such notice may instruct the Company to deliver Shares due upon the exercise of the Option to any registered broker or dealer approved by the Company (an "approved broker") in lieu of delivery to the optionee. Such instructions shall designate the account into which the Shares are to be deposited. The optionee may tender such notice, properly executed by the optionee, together with the aforementioned delivery instructions, to an approved broker. The purchase price of the Shares as to which an Option is exercised shall be paid in cash or by check, except that the Committee may, in its discretion, allow such payment to be made by surrender of unrestricted Shares (at their fair market value on the date of exercise), or by a combination of cash, check and unrestricted Shares.

     Payment in accordance with Section 9 may be deemed to be satisfied, if and to the extent provided in the applicable Option agreement, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Shares acquired upon exercise to pay for all of the Shares acquired upon exercise and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the grantee's direction at the time of exercise, provided that the Committee may require the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under Section 16 of the Securities Exchange Act of 1934, as amended, and does not require the consent, clearance or approval of any governmental or regulatory body (including any securities exchange or similar self-regulatory organization). Wherever in this Plan or any Option agreement an optionee is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the optionee may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option (or if the Option is paid in cash, cash in an amount equal to the fair market value of such shares on the date of exercise).

     The obligation of the Company to deliver Shares upon such exercise shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be deemed appropriate by the Committee, including, among others, such steps as counsel for the Company shall deem necessary or appropriate to comply with requirements of relevant securities laws. Such obligation shall also be subject to the condition that the Shares reserved for issuance upon the exercise of Options granted under the Plan shall have been duly listed on any national securities exchange which then constitutes the principal trading market for the Shares.

10.      Stock Appreciation Rights

     The Committee may in its discretion grant SARs in connection with any Option, either at the time the Option is granted or at any time thereafter while the Option remains outstanding, to any person who at that time is eligible to be granted an Option. The number of SARs granted to a person which shall be exercisable during any given period of time shall not exceed the number of Shares which he or she may purchase upon the exercise of the related Option or Options during such period of time. Upon the exercise of an Option pursuant to the Plan, the SARs relating to the Shares covered by such exercise shall terminate. Upon the exercise of SARs pursuant to the Plan, the related Option to the extent of an equal number of Shares shall terminate.

     Upon an optionee's exercise of some or all of his or her SARs, the optionee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, Shares or a combination thereof, as determined in the sole discretion of the Committee. The stock appreciation for an SAR is the difference between (I) the fair market value of the underlying Share on the date of the exercise of such SAR and (ii) the Option price specified for the related Option. At the time of such exercise, the optionee shall have the right to elect the portion of the amount to be received that shall consist of cash and the portion that shall consist of Shares, which, for purposes of calculating the number of Shares to be received, shall be valued at their fair market value on the date of the exercise of such SARs. The Committee in its sole discretion shall have the right to disapprove an optionee's election to receive cash in full or partial settlement of the SARs exercised, and to require the Shares to be delivered in lieu of cash. If Shares are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

     An SAR shall be exercisable only during the period determined by the Committee, which period shall be within the period when the Option to which it is related is exercisable.


11.      Automatic Grants to Non-Employee Directors;
         Elective Purchase of Shares

      11.1     Automatic Grants to Non-Employee Directors

     Notwithstanding any other provision of the Plan, each Director who is not then an employee of the Company or any subsidiary shall be granted on the later of (I) the date of his initial election or appointment to the Board of Directors and (ii) the date of adoption of the Plan by the Board of Directors, a nonqualified Option to purchase 15,000 Shares and, in connection therewith, SARs for the same number of Shares. On the date of each subsequent annual meeting of stockholders of the Company at which a Director is reelected, he shall be granted a nonqualified Option to purchase 3,000 Shares and, in connection therewith, SARs for the same number of Shares. Each such Option shall have a term of ten years, subject to the provisions of this Section 11.1 below. Each such Option shall become exercisable to the extent of one-half thereof on each of the two immediately succeeding anniversaries of the date of grant. The price per Share to be paid by the holder of such an Option shall equal the fair market value of one Share on the date the Option is granted. The purchase price of the Shares as to which such an Option is exercised shall be paid in cash, by check, by the delivery of unrestricted Shares held by the Director for at least six months, through the cashless exercise program described in Section 9, or any combination thereof, at the Director's election. SARs issued under this Section
11.1 shall be exercisable for Shares. Any Director holding Options or SARs granted under this Section 11.1 who is a member of the Committee shall not participate in any action of the Committee with respect to any claim or dispute involving such Director's Options.

     Subject to the provisions of the applicable Plan agreement, the unexercised portion of any such Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:


     (a) the expiration of ten years from the date on which such Option was granted;

     (b) if the optionee's service is terminated for "cause", the termination of the optionee's service to the Company and its subsidiaries. For purposes of this Section 11, "cause," shall mean that the optionee's service is terminated (i) on account of fraud, embezzlement or other unlawful or tortious conduct, whether or not involving or against the Company or any affiliate, (ii) for violation of a policy of the Company or any affiliate, (iii) for serious and willful acts or misconduct detrimental to the business or reputation of the Company or any affiliate or (iv) for "cause" or any like term as defined in any written contract between the Company and the optionee;

     (c) if the optionee's service terminates for reasons other than as provided in subsection (b) or (d) of this Section 11.1, (i) with respect to the portion of such optionee's Option that was not exercisable immediately prior to such termination, the termination of the optionee's service to the Company and its subsidiaries and (ii) with respect to the portion that was exercisable immediately prior to such termination, 90 days after the termination of the optionee's service to the Company and its subsidiaries, subject to subsection (a) of this Section 11.1; and

     (d) if the optionee's service terminates by reason of his death, or if the optionee's service terminates in the manner described in subsection
          (c) of this Section 11.1 and he dies within such period for exercise provided for therein, (i) with respect to the portion of such optionee's Option that was not exercisable immediately prior to such termination, the death of the optionee and (ii) with respect to the portion that was exercisable immediately prior to such optionee's death, one year after the optionee's death (and such portion of the Option shall be exercisable for the period described in clause (ii) by the person to whom such Option passes under such optionee's will (or, if applicable, pursuant to the laws of descent and distribution), subject to subsection (a) of this Section 11.1.

     To the extent necessary to comply with Rule 16b-3 of the Securities Exchange Act of 1934 (the "Act") as in effect from time to time or any successor rule thereafter ("Rule 16b-3"), the provisions of this Section 11.1 shall not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.


11.2     Elective Purchase of Shares

     In addition to any other benefit to which any Director may be entitled under the terms of the Plan, a Director shall be permitted to elect to receive all or any portion of the annual retainer fees and/or board of directors or committee meeting attendance fees, if any (collectively, the "Fees") that otherwise would be payable in cash to such Director, in Shares rather than cash in accordance with the provisions of this Section 11.2.

     Any Director may elect to receive all or any portion of his or her Fees in Shares rather than cash by delivering a written election (an "Election Notice," the election set forth therein being referred to as the "Election") to the Secretary of the Company. An Election shall continue in effect until it is revoked by delivery to the Secretary of the Company of a written revocation notice (a "Revocation") or modified by delivery to the Secretary of the Company of a new Election Notice. Any Election or Revocation under this Section 11.2 shall be effective with respect to Fees that otherwise would be paid after the later of (x) with respect to an Initial Election (as defined below), the date of receipt by the Secretary of the Company of the Election Notice or, if later, the date specified in such Election Notice, and (y) with respect to any Revocation or any Election other than an Initial Election, six months after the date of receipt by the Secretary of the Company of such Revocation or Election Notice. There shall be no limit on the number of Elections or Revocations that may be made a Director. A Director who does not elect that all or a portion of his Fees be paid in Shares shall receive his Fees in cash on the date that such Fees are otherwise due. Any Shares payable under this Section 11.2 shall be issued to the Director on the same date that the Fees would have been paid in cash. The number of Shares to be issued to a Director who makes an Election under this Section
11.2 shall be determined by dividing:


     (i) the amount of the Director's Fees for which he has made an Election under this Section 11.2, by

     (ii) the average of the fair market value of the Shares (as defined in Section 7 of the Plan) for the twenty (20) consecutive trading days immediately preceding the date as of which the Fees otherwise would be payable. Only full Shares shall be issued pursuant to this Section. If the formula set forth above would result in a Director receiving any fractional Share, then, in lieu of such fractional Share, the Director shall be paid cash.

     For purposes of this Section 11.2 an "Initial Election" means an Election received by the Secretary of the Company from a Director on a date not later than the later of (a) ten days following the date on which the Company's shareholders shall have approved the addition to the Plan of this Section 11.2, and (b) ten days after a Director is first elected a director of the Company.


                    PROVISIONS RELATING TO RESTRICTED SHARES
                    ----------------------------------------

12.      Granting of Restricted Shares

     The Committee may grant Restricted Shares to eligible persons at any time. In granting Restricted Shares, the Committee shall determine in its sole discretion the period or periods during which the restrictions on transferability applicable to such Shares will be in force (the "Restricted Period"). The Restricted Period may be the same for all such Shares granted at a particular time or to any one grantee or may be different with respect to different grantees or with respect to various of the Shares granted to the same grantee, all as determined by the Committee in its sole discretion.

     Each grant of Restricted Shares under the Plan shall be evidenced by an agreement which shall be executed by the Company and by the person to whom the Restricted Shares are granted. The agreement shall contain such terms and provisions, not inconsistent with the Plan, as shall be determined by the Committee.

13.      Restrictions on Transferability

     During the Restricted Period applicable to each grant of Restricted Shares, such Shares may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered. Furthermore, a grantee's eventual right, if any, to such Shares may not be assigned or transferred except by will or by the laws of descent and distribution. The restrictions on the transferability of Restricted Shares imposed by this section are referred to in this Plan as the "Transferability Restrictions."

14.      Determination of Vesting Restrictions

     With respect to each grant of Restricted Shares, the Committee shall determine in its sole discretion the restrictions on vesting which will apply to the Shares for the Restricted Period, which restrictions as initially determined and as they may be modified pursuant to the Plan, are referred to hereinafter as the "Vesting Restrictions." By way of illustration but not by way of limitation, any such determination of Vesting Restrictions by the Committee may provide (a) that the grantee will not be entitled to any such Shares unless he or she is still employed by the Company or its subsidiaries at the end of the Restricted Period; (b) that the grantee will become vested in such Shares according to such schedule as the Committee may determine; (c) that the grantee will become vested in such Shares at the end of or during the Restricted Period based upon the achievement (in such manner as the Committee may determine) of such performance standards as the Committee may determine; (d) that the grantee will become vested in such Shares in any combination of the foregoing or under such other terms and conditions as the Committee in its sole discretion may determine; and
(e) how any such Vesting Restrictions will be applied, modified or accelerated in the case of the grantee's death, total and permanent disability (as determined by the Committee) or retirement.

     The performance standards, if any, set by the Committee for any grantee may be individual performance standards applicable to the grantee, may be performance standards for the Company or the division, business unit or subsidiary by which the grantee is employed, may be performance standards set for the grantee under any other plan providing for incentive compensation for the grantee, or may be any combination of such standards. Performance standards set at the time of the grant of any Restricted Shares may be revised at any time prior to the beginning of the last year of the Restricted Period, but only to take into account significant changes in circumstances as determined by the Committee in its sole discretion.

     If the Committee deems the Vesting Restrictions inappropriate for any grantee, it may approve the award and delivery to such grantee of all or any portion of the Restricted Shares then held in escrow pursuant to Section 15. Any Restricted Shares so awarded and delivered to a grantee shall be delivered free and clear of the Transferability Restrictions.

15.      Manner of Holding and Delivering Restricted Shares

     Each certificate issued for Restricted Shares granted hereunder will be registered in the name of the grantee and will be deposited with the Company or its designee in an escrow account accompanied by a stock power executed in blank by the grantee covering such Shares. The certificates for such Shares will remain in escrow until the earlier of the end of the applicable Restricted Period, or, if the Committee has provided for earlier termination of the Transferability Restrictions following a grantee's death, total and permanent disability, retirement or earlier vesting of such Shares, such earlier termination of the Transferability Restrictions. At whichever time is applicable, the certificates representing the number of such Shares to which the grantee is then entitled will be released from escrow and delivered to the grantee free and clear of the Transferability Restrictions, provided that in the case of a grantee who is not entitled to receive the full number of such Shares evidenced by the certificates then being released from escrow because of the application of the Vesting Restrictions, such certificates will be returned to the Company and canceled, and a new certificate representing the Shares, if any, to which the grantee is entitled pursuant to the Vesting Restrictions, will be issued and delivered to the grantee, free and clear of the Transferability Restrictions (and, if applicable, a new certificate will also be issued back into escrow, accompanied by a new stock power executed in blank by the grantee, covering the Shares to which the grantee is not yet entitled due to the application of the Vesting Restrictions).

16.      Transfer in the Event of Death, Disability or Retirement

     Notwithstanding a grantee's death, total and permanent disability or retirement, the certificates for his or her Restricted Shares will remain in escrow and the Transferability Restrictions will continue to apply to such Shares unless the Committee determines otherwise. Upon the release of such Shares from escrow and the termination of the Transferability Restrictions, either upon any such determination by the Committee or at the end of the applicable Restricted Period, as the case may be, the portion of such grantee's Restricted Shares to which he or she is entitled, determined pursuant to his or her applicable Vesting Restrictions, will be awarded and delivered to the grantee or to the person or persons to whom the grantee's rights, if any, to the Shares shall pass by will or by the applicable law of descent and distribution, as the case may be. However, the Committee may in its sole discretion award and deliver all or any greater portion of the Restricted Shares to any such grantee or to such person or persons.

17.      Limitations on Obligation to Deliver Shares

     The Company shall not be obligated to deliver any Restricted Shares free and clear of the Transferability Restrictions until the Company has satisfied itself that such delivery complies with all laws and regulations by which the Company is bound.

                               GENERAL PROVISIONS
                               ------------------

18.      Shareholder Rights

     Except for the Transferability Restrictions, a grantee of Restricted Shares shall have the rights of a holder of the Shares, including the right to receive dividends paid on such Shares and the right to vote such Shares at meetings of shareholders of the Company. However, no optionee shall have any of the rights of a shareholder with respect to any Shares unless and until he or she has exercised his or her Option with respect to such Shares and has paid the full purchase price therefor.

19.      Changes in Shares

     In the  event of (i) any  split,  reverse  split,  combination  of  shares, reclassification, recapitalization or similar event (including, without limitation, any extraordinary dividends payable in cash and any spin-off of a subsidiary) which involves, affects or is made with regard to any class or series of Capital Stock which may be delivered pursuant to the Plan ("Plan Shares"), (ii) any dividend or distribution on Plan Shares payable in stock, or
(iii) a merger, consolidation or other reorganization as a result of which Plan Shares shall be increased, reduced or otherwise changed or affected, then in each such event the Committee shall, to the extent it deems it to be consistent with such event and necessary or equitable to carry out the purposes of the Plan, appropriately adjust (a) the maximum number of shares of Capital Stock and the classes or series of such Capital Stock which may be delivered pursuant to the Plan, (b) the number of shares of Capital Stock and the classes or series of Capital Stock subject to outstanding Options or SARs or grants of Restricted Shares, (c) the Option price per share of all Capital Stock subject to outstanding Options, (d) any performance based Vesting Restrictions in any Plan agreement that are based on stock price and (e) any other provisions of the Plan; provided, however, that (I) any adjustments made in accordance with clauses (b) and (c) shall make any such outstanding Option or SAR, as nearly as practicable, equivalent to such Option or SAR, as the case may be, immediately prior to such change and (II) no such adjustment shall give any optionee any additional benefits under any outstanding Option.


20.      Reorganization

     In the event that the Company is merged or consolidated with another corporation, or in the event that all or substantially all of the assets of the Company are acquired by another corporation, or in the event of a reorganization or liquidation of the Company (each such event being hereinafter referred to as a "Reorganization Event") or in the event that the Board of Directors shall propose that the Company enter into a Reorganization Event, then the Committee may in its discretion take any or all of the following actions: (I) by written notice to each optionee, provide that his or her Options will be terminated unless exercised within thirty days (or such longer period as the Committee shall determine in its sole discretion) after the date of such notice (without acceleration of the exercisability of such Options); and (ii) advance the date or dates upon which any or all outstanding Options shall be exercisable or the Vesting Restrictions or Restricted Period applicable to any Restricted Shares shall lapse.

     Whenever deemed appropriate by the Committee, any action referred to in subparagraph (a) above may be made conditional upon the consummation of the applicable Reorganization Event. The provisions of this Section 20 shall apply notwithstanding any other provision of the Plan.

21.      Change of Control

     Notwithstanding anything in the Plan to the contrary, upon (I) the acquisition by any person of 50% or more of the combined voting power of the Company's outstanding securities entitled to vote generally in the election of directors, or (ii) a majority of the directors of the Company being individuals who are not nominated by the Board of Directors (a "Change of Control"), then any outstanding Options granted under the Plan to officers or directors of the Company shall be fully and immediately exercisable and any Vesting Restrictions applicable to any Restricted Shares held by an officer of the Company shall lapse and such Restricted Shares shall be delivered free and clear of all Transferability Restrictions. The acquisition of any portion of the combined voting power of the Company by DWG Acquisition Group, L.P., Nelson Peltz or Peter May or by any person affiliated with such persons (or the acquisition or disposition by any person or persons who receive any award under Section 11 hereof) shall in no event constitute a Change of Control.

22.      Withholding Taxes

     Whenever under the Plan shares of Common Stock are to be delivered pursuant to an award, the Committee may require as a condition of delivery that the optionee or grantee remit an amount sufficient to satisfy all federal, state and other governmental holding tax requirements related thereto. Whenever cash is to be paid under the Plan (whether upon the exercise of an SAR, payment of dividends or otherwise), the Company may, as a condition of its payment, deduct therefrom, or from any salary or other payments due to the grantee, an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto or to the delivery of any shares of Common Stock under the Plan. Notwithstanding any provision of the Plan to the contrary, in connection with the transfer of an Option to a Permitted Transferee pursuant to
Section 9 of the Plan, the optionee shall remain liable for any withholding taxes required to be withheld upon the exercise of such Option by the Permitted Transferee.

     Without limiting the generality of the foregoing, (I) an optionee or grantee may elect to satisfy all or part of the foregoing withholding requirements by delivery of unrestricted shares of Common Stock owned by the optionee or grantee for at least six months (or such other period as the Committee may determine) having a fair market value (determined as of the date of such delivery by the optionee or grantee) equal to all or part of the amount to be so withheld, provided that the Committee may require, as a condition of accepting any such delivery, the optionee or grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the optionee or grantee incurring any liability under Section 16(b) of the Act; and (ii) the Committee may permit any such delivery to be made by withholding shares of Common Stock from the Shares otherwise issuable pursuant to the award giving rise to the tax withholding obligation (in which event the date of delivery shall be deemed the date such award was exercised or delivered).

23.      Amendment and Discontinuance

     The Board of Directors may alter, suspend, or discontinue the Plan, but, except as provided in Section 19, may not, without the approval of the holders of a majority of the Class A Common Stock, make any alteration or amendment hereto which operates (a) to materially increase the number of Shares which are available for the grant of Options, SARs and Restricted Shares under the Plan,
(b) to extend the term during which Options may be granted under the Plan or the maximum Option period provided in Section 8, (c) to decrease the minimum Option price provided in Section 7, (d) to materially increase the rights of optionees with respect to SARs in a manner which would not comply with Rule 16b-3, (e) to amend Section 11 in a manner which would not comply with Rule 16b-3, or (f) to materially modify the requirements as to eligibility for participation in the Plan, or (g) as otherwise required to comply with Rule
16b-3.

24.      Governing Laws

     The Plan shall be applied and construed in accordance with an governed by the law of the State of Delaware, to the extent such law is not superseded by or inconsistent with Federal law.

25.      Effective Date and Duration of Plan

     The Plan shall become effective on April 24, 1993, the date of its adoption by the Board of Directors; subject, however, to the approval of the Plan by the holders of a majority of the Class A Common Stock outstanding and entitled to vote generally in the election of directors on or prior to April 24, 1994. The term during which Options, SARs and Restricted Shares may be granted under the Plan shall expire on April 24, 1998.

26.      Amendments to Agreements

     Notwithstanding any other provision of the Plan, the Board of Directors, or any authorized committee thereof, may amend the terms of any agreement entered into in connection with any award granted pursuant to the Plan, provided that the terms of such amendment are not inconsistent with the terms of the Plan.

27.      Deferral

     The Committee, in its sole discretion, may establish procedures whereby one or more optionees selected by the Committee may elect to defer the receipt of Shares upon the exercise of Options (which are not incentive stock options) for a specified period and/or until the occurrence of a specified event.